Crexendo Investor Presentation

May 2024



THE FASTEST-GROWING
UCAAS PLATFORM
IN AMERICA
crexendo
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CXDO | Nasdaq Listed
Nasdaq



NASDAQ CONGRATULATES
CREXENDO ON SURPASSING
4.5 MILLION USERS
crexendo
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CXDO | Nasdaq Listed
Nasdaq

crexendo®
ride the cloud



crexendo VIP
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Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, quarterly Form 10-Qs as filed with the SEC, and Definitive Proxy filed on May 16, 2023. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the definitive proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

What We Do

Nearly Every Business in the World Has a Phone System





Only a Few Companies Provide the Software Infrastructure on the Cloud That Power These Systems

CISCO Microsoft crexendo® And a Handful of Others

Tens of Thousands Provide the Sales and Support of These Systems

crexendo® RingCentral 8x8 VONAGE AVAYA Mitel Charter Spectrum

LUMEN nextiva Ooma verizon skyswitch And Thousands of Others

WE DO BOTH!

Direct and Indirect Sales Channels

Fastest-Growing UCaaS Platform in North America

Software Solutions
~35% of Total Revenue

220+ UCaaS Software Subscribers → MSP's, Service Providers, White Labelers, Tech Companies, Telecom Companies → End User Customers, End User Customers, End User Customers, End User Customers, End User Customers

Estimated Serviceable Market of Subscribers Approx $500M

Telecom Services
~65% of Total Revenue

Direct Sales → End User Customers

200+ Agents → End User Customers

Retail Telecom Services Customers = 96,000+ End Users

4.5 Million+ End Users Total

Ranked the #1 VoIP Provider on G2.com*

Ranked **#1** in **19** **Categories** *on G2.com*

G2 Ratings	crexendo	RingCentral	8x8	VONAGE	nextiva	dialpad	Ooma	GoTo
Overall Star Rating (out of 5 stars)	4.9	4.0	4.1	4.3	4.5	4.4	4.5	4.4
Quality of Support	99%	79%	82%	89%	92%	88%	93%	90%
Ease of Doing Business With	99%	79%	85%	90%	90%	89%	94%	93%
Meets Requirements	99%	88%	88%	92%	92%	91%	91%	92%
Likelihood To Recommend	98%	77%	82%	86%	89%	87%	91%	89%
Ease of Use	96%	85%	86%	90%	88%	92%	90%	91%
Ease of Admin	96%	82%	85%	90%	88%	89%	89%	91%
Ease of Set Up	95%	79%	83%	87%	86%	89%	89%	88%

* Spring 2024 Survey Period — VoIP Providers: G2.com

Segment Key Performance Indicators

Software Solutions Segment

$9.30/ Session
Average MRR Per Session

$5,198 / Month
Average Revenue Per Account (ARPA)

220+
Software Subscribers

73%
Gross Margin

75%
Monthly Recurring Revenue Percentage

0.01%
Avg. Monthly Churn Rate

Telecom Services Segment

$23 / Month
Average Revenue Per User (ARPU)

$388 / Month
Average Revenue Per Account (ARPA)

200+
Active Agent Partners

60%
Gross Margin

78%
Monthly Recurring Revenue Percentage

0.75%
Avg. Monthly Churn Rate

41% YOY

2024 Q1 Combined Backlog
$67.3M



Backlog
($ in 000's)
2020
2021
2022
2023
2024 Q1
28,551
41,718
46,846
63,933
67,370
$70,000
$5,000
$-



Expected Backlog Revenue Recognition
2024
2025
2026
2027
2028 +
26,299
20,054
12,332
6,669
2,022
$30,500
$25,500
$20,500
$15,500
$10,500
$5,500
$500
Service Revenue
Product Revenue
Software Solutions

crexendo® ride the cloud

Financial Snapshot

Total Revenue



($ in 000's)
2020
2021
2022
2023
2024 Q1
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$16,400
$28,092
$37,554
$53,199
$14,286
Service
Product
Software Sol

224% Revenue Increase Over 3 Years!

2024 Q1

YOY	Metric	Value
14% YOY	2024 Q1 Revenue	$14.3M
127% YOY	2024 Q1 GAAP Income	$434K
208% YOY	2024 Q1 Non-GAAP Net Income	$1.9M
299% YOY	2024 Q1 EBITDA	$1.3M
175% YOY	2024 Q1 Adj. EBITDA	$2.0M

2023 FY

YOY	Metric	Value
42% YOY	2023 Revenue	$53.2M
99% YOY	2023 GAAP Net Loss	($0.4M)
63% YOY	2023 Non-GAAP Net Income	$6.7M
195% YOY	2023 EBITDA	$1.9M
128% YOY	2023 Adj. EBITDA	$5.7M

crexendo® ride the cloud

Future Growth Drivers

New Software Subscribers & Add-On Orders

Agents/Partners

Potential Acquisition Roll-Up Strategy

Global Key Market Expansion

Enterprise and Major Accounts

Future Applications and Partnerships

Organic Growth*	**25%** SS Segment **9%** TS Segment
Inorganic Growth	**~1** Acquisition per year
Global** Markets	**74%** Growth YOY
New Software Subscribers	**21** in 2023
New Agent Partners	**28** in 2023

* Q1 2024
** UK/EU/AUS 2023

Growth Through Acquisition : Allegiant Networks

- Acquired in November 2022
- Existing Crexendo Software Subscriber
- 650+ active customers with average customer size of 64 stations
- Prior to acquisition $10.5M in annual revenue in 2022, increased to $12.8M in 2023
- Located in Kansas City, Missouri
- Accretive acquisition with benefit of Managed Services, Network Services and White Label offerings



Business Communications Services
Infrastructure and Cabling
IT Services and Support
White Label Offerings
Applications and Integrations
Managed Security and Compliance
ALLEGIANT
A Crexendo Company

crexendo® ride the cloud

Growth Through Adoption and Market Penetration



Cloud Comms Penetration Forecast: USA/W. Europe 2020
80
70
60
50
40
30
20
10
0
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025
Q4 2025
USA
W. Europe

Source: Cavell Cloud Comms Report USA Q4 2021



12
12
190+
200+
1
9
1

Majority of Revenue and Customers Currently in USA

- Crexendo Agents: 200+
- Software Solutions Resellers: 190+

Emerging International Markets

- Canada: 12
- United Kingdom/Europe: 12
- Australia: 9
- New Zealand: 1
- Philippines: 1

crexendo® ride the cloud

What's Driving UCaaS Growth


Communications Investment Drivers, Global, 2024-2026*
Drive growth
30%
28%
18%
Enhance resiliency and business continuity
29%
30%
17%
Attract and retain the best talent
29%
30%
17%
Boost team collaboration
29%
32%
17%
Improve information management (content storage/search, knowledge transfer)
32%
30%
17%
Improve customer experience
29%
31%
16%
Enable productive in-office desk worker experiences
32%
29%
15%
Improve employee engagement and satisfaction
31%
30%
15%
Reduce solution management costs
33%
28%
14%
Enable productive remote/hybrid worker experiences
29%
31%
14%
Enable productive frontline worker experiences
32%
30%
13%
Automate workflows
32%
29%
13%
Important
Very important
Crucial

* 2023
** UK/EU/AUS

*Source: Frost & Sullivan

AI Enhancements & Integrations

1. AI Assistant to Build Applications



netsapiens
A Crexendo Company
crexendo
Account Activated
Let's get to know you...
Recommended voice
Messages
OnHold Marketing
OnHold Music
Finish
Welcome to Netsapiens Interop Test
OK, let's start by getting to know your business
We're excited to include our new AI Assistant in your plan to help you create great audio even more easily.
IMPORTANT: You have used all of the compilations in your plan, so any new compilation created using this AI assistant will replace the first compilation you created. Why not consider upgrading to a plan that offer more compilations and features.
Use AI Assistant
Language
English

AI Enhancements & Integrations

2. System uses AI to research company and suggests proper messaging


crexendo
Account Activated
Let's get to know you...
Recommended voice
Messages
OnHold Marketing
OnHold Music
Finish
Welcome to Netsapiens Interop Test
OK, let's start by getting to know your business
Is this your Company website?
www.fidelity.com
Go
Don't have a website? Click Here
Your company name, as in 'Welcome to [??]'
Fidelity Investments
Sector (e.g. Hotel, or Engineering and Construction)
Financial Services and Investments
Two adjectives that describe your company's Tone of Voice (e.g. Professional and Approachable)
Professional and Informative
Three key products or services you offer (e.g. Hotel accomodation; venue hire; spa)
Investment Services; Retirement Planning; Wealth Management
Language
English
Previous
Next

AI Technology Drivers

3. System builds customized Auto Attendant scripts based on company description

crexendo

- Account Activated
- Let's get to know you...
- Recommended voice
- Messages
- OnHold Marketing
- OnHold Music
- Finish

Here are some suggested messages.
Please preview, edit and select the ones you want.
If you need them, here are some hints on improving pronunciations.

Welcome (Suggestion 1)	Hi! You're through to Fidelity Investments. We're eager to assist you with your financial needs. Let's make your money work harder for you.	Preview
Welcome (Suggestion 2)	Welcome to Fidelity Investments. We're here to help you secure your financial future.	Preview
Menu Options (Suggestion 1)	Welcome to Fidelity Investments. Please choose from the following options: press 1 for Investment Services, dial 2 for Retirement Planning, select 3 for Wealth Management.	Preview
Menu Options (Suggestion 2)	Thanks for calling Fidelity Investments. For sales, please press 1. Accounts are on 2. And for anything else, it's 3.	Preview
Closed - (Suggestion 1)	Thanks for calling Fidelity Investments. I'm afraid we're currently closed. Our regular business hours are Monday through Friday, from 8:30 am to 6:00 pm Eastern Time. Please visit our website at fidelity.com for more information or to access your account online. We look forward to serving you during our normal business hours. Thank you and have a great day!	Preview
Closed - (Suggestion 2)	Thank you for calling Fidelity Investments. I'm sorry, we're closed and can't answer your call just now. For immediate assistance, please visit fidelity.com where you can manage your account, make transactions, or find investment advice. We'll be available to take your calls again from 9am tomorrow.	Preview
Emergency (Suggestion 1)	Thanks for calling Fidelity Investments. Due to unforeseen circumstances, we can't answer your call at the moment. We appreciate your understanding. Please try again later when our services should be back to normal. For more information, visit fidelity.com.	Preview
Emergency (Suggestion 2)	Thank you for calling Fidelity Investments. I'm afraid we can't answer you just now. We're sorry for any inconvenience and hope to be able to assist you soon. We're doing everything we can to get back up and running as quickly as possible. Please try again later.	Preview

Create Custom Message — Add

AI Technology Drivers

4. System builds custom Marketing on Hold Messaging based on company details


crexendo
Account Activated
Let's get to know you...
Recommended voice
Messages
OnHold Marketing
OnHold Music
Finish
Here are some suggested messages.
Please preview, edit and select the ones you want.
If you need them, here are some hints on improving pronunciations.
1 Discover Fidelity's Investment Services. We're committed to helping you grow your wealth with expert guidance and innovative tools. Experience the benefits of personalized strategies tailored to your financial goals. Visit fidelity.com for more information. Your future, our priority.
2 Have you heard about our new investment tools? They're designed to help you make informed decisions, manage your portfolio more effectively and track market trends. Visit fidelity.com today to explore these innovative features. Your financial future is in your hands!
3 Looking to secure your financial future? At Fidelity, we're dedicated to helping you make informed investment decisions. With our wide range of services and expert advice, we'll guide you towards achieving your financial goals. Visit fidelity.com for more information. Your prosperity is our priority.
4 Did you know Fidelity.com offers top-notch Investment Services, Retirement Planning, and Wealth Management? Ask for more details when you're connected.
5 Discover the power of smart wealth management at Fidelity. Our expert team is dedicated to growing your wealth with personalized strategies. Visit Fidelity.com for more information.
6 Our Wealth Management service offers personalized strategies to grow and protect your assets. Visit fidelity.com for expert guidance tailored to your financial goals.
7 We'll be with you as soon as possible. Sorry to keep you waiting.
8 As the summer sun shines bright, it's a great time to think about your financial future. At Fidelity.com, our Wealth Management services can help you grow and protect your assets. Let's make this summer the start of your journey towards financial freedom. Secure your tomorrow, today with Fidelity.
9 As the winter chill sets in, it's a great time to think about your financial future. At Fidelity.com, our wealth management services can help you navigate through the frosty financial landscape. Let us guide you towards a prosperous new year with personalized strategies tailored to your unique needs. Warm up to a brighter financial future with Fidelity.
10 As the festive season approaches, why not consider a financial gift that keeps on giving? At Fidelity, we offer a range of investment options perfect for your loved ones. Give the gift of financial security this Christmas. Ask us for more information or see our website at fidelity.com.
Create Custom Message
Add

AI Technology Drivers

5. AI Generated Recordings in Minutes


netsapiens
Apps
Doug Gaylor (1000)
Home
Users
Conferences
Auto Attendants
Call Queues
Time Frames
Music On Hold
Inventory
Call History
Recordings Studio
Music On Hold / domain
Back
domain
Enable Music on Hold
Yes
Music
Randomize music
Add Music
Song Name
Duration
Filesize
1
AI Compilation 1
14:21
6.57 MB
Music repeats after last song
Messages
No messages added for this domain.
Introduction will not be inherited from the organization
Messages will be inherited from the organization.
Add Introduction
Add Message

Long-Term Financial Targets

Organic Net Sales Growth

- Software Solutions segment seeing strong growth from licensees – 25% YTD
- Two largest platform providers Cisco and Microsoft not embracing their partners = New logo growth
- Telecom Services adding new agents/ partners and seeing good traction with new Master Agents

Gross Margins

- Software Sol. Margins continuing to improve through synergies and cost adjustments
- Telecom Serv. Margins will improve with acquisition synergies recognized over next 2 quarters
- Single platform support will allow for improved margins in both segments

Cash Flow

- Focused on increasing positive cash flow through cost management and increased margins
- Selling more subscription services as opposed to one time revenue to make cash flow and revenue more consistent

Acquisitions

- Our 220+ Licensees selling our product is the ideal hunting ground for roll-up opportunities. Target 1 accretive roll-up per year at a discount to our valuation
- Goal is to always have multiple acquisition prospects in the pipeline

Summary – Why Crexendo

$53.2M 2023 FY Revenue
$14.3M 2024 Q1 Revenue

$5.7M 2023 Adj EBITDA
$2.0M 2024 Q1 Adj EBITDA

$67.3M
Contracted Backlog

~$11.04M
Cash on Hand

$937K
Current Debt

~$125M
Current Market Cap*

Non-GAAP Profitability – 22 Consec Qtrs
GAAP Profitability – 3 Consec Qtrs

Software Solutions Organic Growth- 25%
Telecom Services Organic Growth- 9%

4.5 Million End Users
(Adding ~ 100K Users Each Month)

** Financials as of Q1, 2024 Market capitalization as of market close on 5/6/24*

Contact Us

Doug Gaylor
President & COO
602.732.7990
dgaylor@crexendo.com

Thank You!